Exhibit 10.2(f)

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester St, London

EC2N 2DB

Telephone: 44 20 7545 8000

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Telephone: 212-250-2500

Internal Reference Nr: 353711

October 22, 2009

To: Navistar International Corporation

4201 Winfield Road

Warrenville, Illinois 60555

Attention: Treasurer

Telephone No.: 630-753-5000

Facsimile No.: 630-753-2305

Re: Base Warrants

DEUTSCHE BANK AG, LONDON BRANCH IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934. DEUTSCHE BANK SECURITIES INC. (“DBSI”) HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THE TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION. AS SUCH, ALL DELIVERY OF FUNDS, ASSETS, NOTICES, DEMANDS AND COMMUNICATIONS OF ANY KIND RELATING TO THIS TRANSACTION BETWEEN DEUTSCHE BANK AG, LONDON BRANCH, AND COMPANY SHALL BE TRANSMITTED EXCLUSIVELY THROUGH DEUTSCHE BANK SECURITIES INC. DEUTSCHE BANK AG, LONDON BRANCH IS NOT A MEMBER OF THE SECURITIES INVESTOR PROTECTION CORPORATION (SIPC).

Navistar International Corporation (“Company”) and Deutsche Bank AG, London Branch (“Dealer”) concurrently herewith are entering into a Base Warrants (the “Transaction”) to sell to Dealer a number of options exercisable into Shares pursuant to a letter agreement dated as of the date hereof (the “Confirmation”).

This letter agreement (the “Letter Agreement”) hereby confirms the agreement between Dealer and Company as follows:

1. Terms Used but Not Defined Herein. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

Chairman of the Supervisory Board: Clemens Börsig Board of Managing Directors: Hermann-Josef Lamberti, Josef Ackermann, Dr. Hugo Banziger, Anthony Dilorio	Deutsche Bank AG is regulated by the FSA for the conduct of designated investment business in the UK, is a member of the London Stock Exchange and is a limited liability company incorporated in the Federal Republic of Germany HRB No. 30 000 District Court of Frankfurt am Main; Branch Registration No. in England and Wales BR000005, Registered address: Winchester House, 1 Great Winchester Street, London EC2N 2DB.

2. Section 6(e) Calculation for Certain Additional Termination Events. For the purposes of determining the amount payable under Section 6(e) of the Agreement in connection with any Additional Termination Event under Section 9(e) of the Confirmation only, the parties agree that any inputs used to determine such amount shall be calculated by Dealer using mid-market data, as necessary for Dealer’s own then current valuation for the Transaction.

3. Counterparts. This Letter Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

4. Governing Law. The provisions of this Letter Agreement shall be governed by the New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by sending to us a letter or telex substantially similar to this facsimile, which letter or telex sets forth the material terms of this Letter Agreement and indicates your agreement to those terms.

Dealer is regulated by the Financial Services Authority.

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Lars Kerstner
	Name:	Lars Kerstner
	Title:	Managing Director

By:	/s/ Natalie Horton
	Name:	Natalie Horton
	Title:	Managing Director

DEUTSCHE BANK SECURITIES INC.,
acting solely as Agent in connection with the Transaction

By:	/s/ Lars Kerstner
	Name:	Lars Kerstner
	Title:	Managing Director

By:	/s/ Natalie Horton
	Name:	Natalie Horton
	Title:	Managing Director

Confirmed and Acknowledged as of the date first above written:

NAVISTAR INTERNATIONAL CORPORATION

By:
Name:
Title:

Chairman of the Supervisory Board: Clemens Börsig Board of Managing Directors: Hermann-Josef Lamberti, Josef Ackermann, Dr. Hugo Banziger, Anthony Dilorio	Deutsche Bank AG is regulated by the FSA for the conduct of designated investment business in the UK, is a member of the London Stock Exchange and is a limited liability company incorporated in the Federal Republic of Germany HRB No. 30 000 District Court of Frankfurt am Main; Branch Registration No. in England and Wales BR000005, Registered address: Winchester House, 1 Great Winchester Street, London EC2N 2DB.

(Signature Page to Side Letter Agreement of Base Warrant Transaction)

Please confirm that the foregoing correctly sets forth the terms of our agreement by sending to us a letter or telex substantially similar to this facsimile, which letter or telex sets forth the material terms of this Letter Agreement and indicates your agreement to those terms.

Dealer is regulated by the Financial Services Authority.

DEUTSCHE BANK AG, LONDON BRANCH

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC.,
acting solely as Agent in connection with the Transaction

By:
Name:
Title:

By:
Name:
Title:

Confirmed and Acknowledged as of the date first above written:

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Jim Moran
	Name:	Jim Moran
	Title:	VP & Treasurer

Chairman of the Supervisory Board: Clemens Börsig Board of Managing Directors: Hermann-Josef Lamberti, Josef Ackermann, Dr. Hugo Banziger, Anthony Dilorio	Deutsche Bank AG is regulated by the FSA for the conduct of designated investment business in the UK, is a member of the London Stock Exchange and is a limited liability company incorporated in the Federal Republic of Germany HRB No. 30 000 District Court of Frankfurt am Main; Branch Registration No. in England and Wales BR000005, Registered address: Winchester House, 1 Great Winchester Street, London EC2N 2DB.

(Signature Page to Side Letter Agreement of Base Warrant Transaction)